Exhibit 10.50

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.

CHANGE ORDER FORM

Security Fencing Revisions, 138kV Overhead Power Stop Work, Additional Permanent Plant Access Control System Changes, and Wet/Dry Flare Expansion Loop Relocation

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00036 DATE OF CHANGE ORDER: August 3, 2017

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree to implement changes due to the Security Fencing Revisions, 138kV Overhead Power Stop Work, Additional Permanent Plant Access Control System Changes, and Wet/Dry Flare Expansion Loop Relocation.

2.	The scope of this Change Order is as detailed in Exhibit A.

3.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit B. These costs are as detailed in trend numbers S1-1168 Security Fencing Revisions (dated 7/25/2017), S1-1258 138kV Overhead Power Stop Work & Preservation due to Easement Crossing (dated 6/1/2017), S1-2011 Additional Permanent Plant Access Control System Changes (dated 7/25/2017), and S1-2019 Wet/Dry Flare Expansion Loop Relocation (dated 7/31/17).

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

		$7,080,830,000
Net change by previously authorized Change Orders (0001-00035)		$712,266,937
The Contract Price prior to this Change Order was		$7,793,096,937
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,802,372,349

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00035)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00035)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00035)	$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was	$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$—
The new Aggregate Provisional Sum including this Change Order will be	$204,594,425

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:

/s/ SB Contractor    /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:              Contractor              Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor

Ed Lehotsky	Sergio Buoncristiano
Name	Name

Sr. VP LNG E&C	SVP
Title	Title

September 7, 2017	August 4, 2017
Date of Signing	Date of Signing

CHANGE ORDER FORM

9% Nickel Lump Sum Conversion

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility

OWNER: Corpus Christi Liquefaction, LLC
CHANGE ORDER NUMBER: CO-00037
CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc.
DATE OF CHANGE ORDER: September 14, 2017
DATE OF AGREEMENT: December 6, 2013

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1 of the Agreement, Parties agree to implement change to covert the 9% Nickel Provisional Sum to Lump Sum. Per Attachment EE, Schedule EE-2 of the EPC Agreement, the 9% Nickel and Cryogenic-Rebar Provisional Sum was $17,317,053. By this Change Order, the Parties agree to close the subject Provisional Sum. The contract price will be increased by $306,946.

2.	Exhibit A is not used for this Change Order.

3.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit B. These costs are as detailed in trend number S1-2014, dated August 18, 2017.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

		$7,080,830,000
Net change by previously authorized Change Orders (0001-00036)		$721,542,349
The Contract Price prior to this Change Order was		$7,802,372,349
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,802,679,295

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00036)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00036)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00036)	$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was	$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$(17,317,053)
The new Aggregate Provisional Sum including this Change Order will be	$187,277,372

Adjustment to dates in Project Schedule

The following dates are modified (list all dates modified; insert N/A if no dates modified): N/A

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary) N/A

Adjustment to Payment Schedule: Yes. See Exhibit C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:

[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ SB Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Sergio Buoncristiano
Owner	Contractor

Ed Lehotsky	Sergio Buoncristiano
Name	Name

SVP E+C	SVP
Title	Title

October 13, 2017	September 14, 2017
Date of Signing	Date of Signing